Exhibit 99.1
    CAMP4 and GSK Enter Strategic Collaboration to Advance RNA-Based Therapeutic Discoveries

Collaboration to leverage CAMP4’s RAP Platform® to accelerate development of novel antisense oligonucleotides (ASOs) for neurodegenerative and renal diseases

CAMP4 to receive $17.5 million upfront and eligible for additional milestone-based payments, in addition to tiered royalties

CAMBRIDGE, Mass., December 18, 2025 (GLOBE NEWSWIRE) -- CAMP4 Therapeutics Corporation (“CAMP4” or “the Company”) (Nasdaq: CAMP), a clinical-stage biopharmaceutical company developing a pipeline of regulatory RNA-targeting therapeutics designed to upregulate gene expression with the goal of restoring healthy protein levels to treat a broad range of genetic diseases, has entered into a strategic research, collaboration and license agreement with GSK to identify and develop antisense oligonucleotide (ASO) drug candidates for multiple gene targets relevant to neurodegenerative and kidney disease indications.

“Protein under-expression plays a critical role in diseases such as neurodegenerative and kidney disease. Our collaboration with GSK, focused on the rapid identification of novel targets and potential ASO therapeutics that increase the expression of validated genetic targets, underscores the potential of our discovery platform to create transformational medicines for patients” said Josh Mandel-Brehm, President and Chief Executive Officer of CAMP4.

Under the terms of the agreement, CAMP4 will receive a $17.5 million cash upfront payment. Additionally, CAMP4 has the potential to receive additional payments for certain development and commercial milestones, in addition to tiered royalties on future product sales.

CAMP4 will utilize its proprietary RAP Platform® to identify regRNAs controlling the expression of multiple gene targets and generate regRNA-targeting ASO candidates that amplify target gene expression for potential development. GSK will be responsible for the further development and commercialization of ASO drug candidates identified through the collaboration.

Chris Austin, SVP Research Technologies, GSK, said: “We are excited to collaborate with CAMP4, combining their RNA discovery platform to increase specific gene activity with GSK’s expertise in therapeutic oligonucleotides, genetics and advanced laboratory and data technologies. This agreement aims to drive the development of novel medicines for neurodegenerative and kidney disease and demonstrates our approach of harnessing cutting-edge technologies to deliver transformational therapies for patients.”

About CAMP4 Therapeutics
CAMP4 is developing disease-modifying treatments for a broad range of genetic diseases where amplifying healthy protein may offer therapeutic benefits. Our approach amplifies mRNA by harnessing a fundamental mechanism of how genes are controlled. To amplify mRNA, our therapeutic ASO drug candidates target regulatory RNAs (regRNAs), which act locally on transcription factors and are the master regulators of gene expression. CAMP4’s proprietary RAP Platform® enables the mapping of regRNAs and generation of therapeutic candidates designed to target the regRNAs associated with genes underlying haploinsufficient and recessive partial loss-of-function disorders, of which there are more than 1,200, in which a modest increase in protein expression may have the potential to be clinically meaningful. For more information, visit camp4tx.com.

Forward-Looking Statements
This press release contains forward-looking statements which involve risks, uncertainties and contingencies, many of which are beyond the control of the Company, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements other than statements of historical facts contained in this press release are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements concerning the development of ASO drug candidates for multiple gene targets relevant to neurodegenerative and kidney disease indications; the potential of the Company’s platform technology; the Company’s receipt of future contingent milestones and/or royalties; and the Company’s strategy, goals, business plans and focus. The forward-looking statements in this press release speak only as of the date of this press release and are subject to a number of known and unknown risks, uncertainties and assumptions that could cause the Company’s actual results to differ materially from those anticipated in the forward-looking statements, including, but not limited to: the Company’s limited operating history, incurrence of substantial losses since the Company’s inception and anticipation of incurring substantial and increasing losses for the foreseeable future; the Company’s need for substantial additional financing to achieve the Company’s goals; the uncertainty of clinical development, which is lengthy and expensive, and characterized by uncertain outcomes, and risks related to additional costs or delays in completing, or failing to complete, the development and commercialization of product candidates; delays or difficulties in the enrollment and dosing of patients in clinical trials; the impact of any significant adverse events or undesirable side effects caused by product candidates; potential competition, including from large and specialty pharmaceutical and biotechnology companies; the Company’s ability to realize the benefits of the Company’s current or future collaborations or licensing arrangements and ability to successfully consummate future partnerships; the ability to obtain regulatory approval to commercialize any product candidate in the United States or any other jurisdiction, and the risk that any such approval may be for a more narrow indication; the Company’s dependence on the services of the Company’s senior management and other clinical and scientific personnel, and the Company’s ability to retain these individuals or recruit additional management or clinical and scientific personnel; the Company’s ability to grow the Company’s organization, and manage the Company’s growth and expansion of the Company’s operations; risks related to the manufacturing of product candidates, which is complex, and the risk that third-party manufacturers may encounter difficulties in production; the Company’s ability to obtain and maintain sufficient intellectual property protection for current and future product; the Company’s reliance on third parties to conduct preclinical studies and clinical trials; the Company’s compliance with the Company’s obligations under the licenses granted to the Company by others, for the rights to develop and commercialize the Company’s product candidates; risks related to the operations of suppliers; and other risks and uncertainties described in the section “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, as well as other information the Company files with the Securities and Exchange Commission. The forward-looking statements in this press release are inherently uncertain and are not guarantees of future events. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond the Company’s control, you should not unduly rely on these forward-looking statements. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual future results, levels of activity, performance and events and circumstances could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in an evolving environment. New risks and uncertainties may emerge from time to time, and management cannot predict all risks and uncertainties. Investors, potential investors, and others should give careful consideration to these risks and uncertainties. Except as required by applicable law, the Company does not undertake to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Contacts

Investor Relations:
Sara Michelmore
Milestone Advisors
sara@milestone-advisorsllc.com

Media:
Jason Braco, Ph.D.
LifeSci Communications
jbraco@lifescicomms.com